Exhibit 10.3








                                        As of March 10, 1998



Mr. John L. Barnes, Jr.
31 Old Redding Road
Weston, CT  06883

Dear Jack:

      This will serve to amend your employment agreement dated as of April 29, 1996, and confirm that as of March 10, 1998, you have been promoted from Senior Vice President and Chief Financial Officer to Executive Vice President and Chief Financial Officer. Accordingly, all references to "Senior Vice President" in your employment agreement are now amended to "Executive Vice President and Chief Financial Officer." Except as set forth herein, all the terms and conditions of the April 29, 1996 letter agreement continue in full force and effect.

                                        Sincerely,


                                        PETER W. MAY
                                        Peter W. May
                                        President and
                                        Chief Operating Officer

AGREED TO AND ACCEPTED
AS OF MARCH 10, 1998:



JOHN L. BARNES, JR.
John L. Barnes, Jr.